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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 19, 2004

                              --------------------


                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)



           MICHIGAN                  333-63769                38-3423227
(State or other jurisdiction     (Commission File           (IRS Employer
      of incorporation)              Number)             Identification Number)



   1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                   49441
    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code         231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
    Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4 (c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Earnings Release. On October 19, 2004, Community Shores Bank Corporation issued a press release reporting earnings and other financial results for its third quarter of 2004, which ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit Number             Description

         99.1 Press release of Community Shores Bank Corporation reporting earnings and other financial results for the third quarter of 2004





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMMUNITY SHORES BANK CORPORATION


                                        By: /s/ Tracey A. Welsh
                                            ------------------------------------
                                            Tracey A. Welsh
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer
Date:  October 21, 2004



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                                  EXHIBIT INDEX



Exhibit Number             Description

    99.1 Press release of Community Shores Bank Corporation reporting earnings and other financial results for the third quarter of 2004